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                                    EXHIBIT 10.10






                              PURCHASE OPTION AGREEMENT




                                        dated




                                     May 1, 1995
                                     -----

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                                  TABLE OF CONTENTS



PREAMBLE.................................................................... 1

1.  OPTION.................................................................. 2

2.  ESCROW.................................................................. 2

3.  EXCLUSIVE POSSESSION AND SURFACE RIGHTS PRIORITY ....................... 3

4.  TITLE................................................................... 4

5.  UNDIVIDED INTEREST...................................................... 6

6.  OPTION EXERCISE, TERM OF OPTION AND PAYMENT OF PURCHASE PRICE........... 6
    (a) OPTION EXERCISE..................................................... 6
    (b) TERM OF OPTION...................................................... 6
    (c) PAYMENT OF PURCHASE PRICE........................................... 6

7.  OPERATIONS ............................................................. 7
    (a) SCOPE .............................................................. 7
    (b) STANDARDS OF OPERATIONS ............................................ 7
    (c) COMPLIANCE WITH LAW; RECLAMATION ................................... 7

8.  NO IMPLIED COVENANTS ................................................... 8

9.  PROTECTION FROM LIENS AND DAMAGES....................................... 8

10. TAXES................................................................... 8

11. INSURANCE............................................................... 9

12. INSPECTION.............................................................. 9

13. DATA.................................................................... 9

14. CONFIDENTIALITY........................................................ 10

15. TERMINATION AND SURRENDER.............................................. 10

16. REMOVAL OF PROPERTY.................................................... 11

17. ACCESS................................................................. 11

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18. EASEMENTS.............................................................. 11

19. NOTICES................................................................ 12

20. ASSIGNMENT............................................................. 12

21. NO TRANSFER OR ENCUMBRANCE ............................................ 14

22. FORCE MAJEURE ......................................................... 14

23. SHORT FORM ............................................................ 15

24. INUREMENT.............................................................. 15

25. MODIFICATION........................................................... 15

26. WAIVER................................................................. 15

27. ENTIRE AGREEMENT....................................................... 16

28. CONSTRUCTION........................................................... 16

29. GOVERNING LAW.......................................................... 16

30. TIME OF ESSENCE........................................................ 16

31. TIME COMPUTATIONS...................................................... 16

32. INVALIDITY............................................................. 16

33. COUNTERPARTS........................................................... 17

34. ADDITIONAL DOCUMENTS................................................... 17


                                     EXHIBIT LIST

    No.                                Description
    ---                                -----------

    A.                       Names and Addresses of Owners

    B.                       Description of the Properties

    C.                       Form of General Warranty Deeds

    D.                       Form of Quit Claim Deed

    E.                       Petrotech Oil and Gas Lease

    F.                       Form of Short Form of Agreement



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                              PURCHASE OPTION AGREEMENT

         THIS PURCHASE OPTION AGREEMENT made effective as of the 1st day of May, 1995 (the "Effective Date"), by and between those persons whose names and addresses are shown on EXHIBIT A attached hereto and incorporated herein (individually an "Owner" and collectively the "Owners") and SUMMO USA CORPORATION, a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203, ("Summo").

                                       PREAMBLE

         1. Owners are the owners of two parcels of real property. One of the parcels contains approximately 320 acres; the other contains approximately 80 acres. The 320 acre parcel is hereafter referred to as the "Plant Parcel" and the 80 acre parcel is hereafter referred to as the "Exploration Parcel." Both parcels are hereafter collectively called the "Properties." They are located in San Juan County, Utah, and are more particularly described on EXHIBIT B attached hereto and incorporated herein.

         2.   Subject to the Petrotech oil and gas lease hereafter discussed in
Section 4(e) (the "Petrotech Matter"), Summo desires to carry out certain mineral exploration work on the Properties and certain survey and site evaluation work on the Plant Parcel. Summo also wishes to acquire the option to purchase the Properties.


         3. Owners desire to make the Properties available for the conduct by Summo of such exploration and survey-site evaluation work thereon and to grant Summo the option to purchase the Properties.


         NOW THEREFORE, in consideration of Twenty Thousand Dollars
($20,000.00) in hand paid to Owners (the "Signing Bonus"), the receipt and sufficiency of which is hereby acknowledged, and further in consideration of the mutual covenants, agreements, and promises herein contained, the parties agree as follows:

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1.       OPTION.

         (a) Owners grant to Summo during the term of this Agreement the sole and exclusive option (the "Option") to purchase the Properties, together with all appurtenances, all minerals and mineral rights except as hereafter expressly excluded, all water and water rights incident thereto and all improvements and personal property thereon, free and clear of all liens and encumbrances, for a total purchase price of Two Hundred Forty Thousand Dollars ($240,000.00) (the "Purchase Price). Summo shall be entitled to a credit against the purchase price for all costs and expenses incurred by Summo under the provisions of Section 4 hereof. If either of the Properties are placed into commercial production at any time during the term of the Option (the "Term") as hereafter defined, Summo shall exercise the option by providing written notice of exercise to Owners within ten (10) days of the date of first shipment for sale of ores, concentrates, metals and other mineral products. Within thirty (30) days after such notice Summo shall pay the Purchase Price to Owners in the manner provided in Section 6(c) hereof. "Commercial production" shall mean the processing and sale of ores, concentrates, metals and other mineral products which have been mined on either of the Properties but which shall not include processing for the purpose of testing or milling by a pilot plant. Whether or not either of the Properties are placed into commercial production during the Term of the Option, Summo shall also have the right to exercise the Option as hereafter provided.

         (b) The Option shall NOT include any rights in and to any oil, gas distillate, other hydrocarbons or sulfur appurtenant to the Properties (the "Oil and Gas Rights"), which shall remain the property of the Owners.

2.      ESCROW.

        (a) Contemporaneously with the execution of this Agreement, Owners shall execute, acknowledge, and deliver to the Escrow Agent as hereafter defined one or more general warranty deeds (the "Deeds") conveying the Properties to Summo in the form (without legal descriptions) of EXHIBIT C attached hereto and incorporated

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    herein but reserving to the Owners (i) the Oil and Gas Rights and (ii) a
    royalty of one percent (1%) of the net returns from all ores, minerals, concentrates or other products mined and removed from the Exploration Parcel and sold or processed by Summo.

         (b) Contemporaneously with the execution of this Agreement, Summo shall (i) execute, acknowledge and deliver to Escrow Agent a quit claim deed conveying the Properties back to Owners and terminating the Surface Rights Priority (the "Quit Claim Deed") in the event Summo fails to exercise the Option during the Term thereof (The form of the Quit Claim Deed (without legal descriptions) is attached hereto as EXHIBIT D and incorporated herein), and (ii) deliver to Escrow Agent a check for $20,000 for the balance of the signing bonus ("Signing Bonus Balance") to be held by Escrow Agent in accordance with the provisions of Section 4(e)(iv) hereof.

         (c) Owners and Summo hereby appoint CB&S Nominee, Inc., 1800 One Norwest Center Building, 1700 Lincoln Street, Denver, Colorado 80203 as their Escrow Agent (i) to receive and distribute the $20,000 Signing Bonus Balance to the party entitled to receive same, (ii) to receive and distribute payment of the Purchase Price; (iii) to hold the Deeds and deliver them to the party entitled to receive the same under the escrow instructions executed contemporaneously herewith by the Owners, Summo and the Escrow Agent (the "Escrow Instructions"); and (iv) to hold the Quit Claim Deed for delivery to the party entitled to receive the same under the Escrow Instructions. The parties hereto agree that the Escrow Agent shall act only pursuant to the Escrow Instructions.

3.       EXCLUSIVE POSSESSION AND SURFACE RIGHTS PRIORITY.

         (a) Subject to the Petrotech Matter, Summo shall have the exclusive possession of and surface rights priority in and to the Properties during the Term of the Option and thereafter if the Option is exercised.

         (b) In the event during the Term of the Option that the Owners shall enter into any oil or gas leases or any other agreements regarding the Properties all or any

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    portion of the Properties, the surface rights to the Properties of any lessees or third parties thereunder shall at all times be subordinate to the surface rights to the Properties herein granted to Summo (the "Surface Rights Priority"), which shall be specifically designated in the Short Form of Agreement to be executed by Owners and Summo pursuant to Section 23 hereof.



4.       TITLE.

         (a) Lisbon Land & Livestock Company ("Lisbon L&L"), a Colorado general partnership, is record owner of the Properties. The Owners warrant that Warren J. Wood, Wilbur L. Wood, Wesley 0. Wood, Wm. H. Wood and Willard G. Wood constitute all of the general partners of Lisbon L&L. Except for the Petrotech Matter, Owners warrant that they are in sole possession of the Properties, that they have the right to enter into this Agreement, that they know of no other person claiming any interest in the Properties or the ground covered thereby, and that the Properties are free from all liens, encumbrances leases, claims of leasehold interests, restrictions, easements and any other limitations on the rights granted Summo hereunder, except liens for property taxes not yet due and payable. Subject to the Petrotech Matter, Owners further warrant to Summo the quiet enjoyment of the Properties and the right to explore, develop and mine the same in accordance with the rights herein granted to Summo.

         (b) Owners warrant and will defend title of the Properties against all persons whomsoever except for the Petrotech Matter.

         (c) At Summo's request, Owners shall take all action necessary (including judicial proceedings) to remove any cloud from or cure any defect in their title to the Properties or the ground covered thereby, including the Petro-Tech Oil & Gas Lease as hereafter defined and obtaining the Petro-Tech Sign-Off as hereafter defined. If Owners fail or refuse to take any such action, Summo may take any such action in Owners' names and at Owners' expense. In the event Owners are unable to obtain the requisite Petro-Tech Sign-Off within the time frame required under Section 4(e)(iv), then any expenses or costs thereafter so incurred by Summo, including any

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    cost incurred by Summo to obtain the Petro-Tech Sign-off, shall be credited against the Purchase Price. Owners agree to cooperate with Summo in any such action.

         (d) Summo shall not be estopped to deny the validity of Owners' title.

         (e) (i) On or about January 4, 1993, Owners leased the Plant Parcel to Petrotech Corp. ("Petrotech") pursuant to a certain Oil and Gas Lease that was recorded in the Recorder's Office of San Juan County, Utah as Entry No. 005355 (the "Petrotech Oil-Gas Lease"), a true, correct and complete copy of which is attached hereto and made a part hereof as EXHIBIT E.

              (ii) To the best of Owners' actual knowledge, Petrotech has not conducted any testing, prospecting or drilling activities on the Plant Parcel nor has Petrotech installed or constructed any pipelines, tanks, roads, buildings or other structures thereon.

              (iii) Owners acknowledge that during the term of the Option, Summo intends to conduct exploratory investigations, mineral prospecting, soil testing, survey and geophysical surveys, core drilling and other studies on the Plant Parcel to determine, among other things, the feasibility of constructing a plant facillity thereon for use in conjunction with Summo's copper exploration and mining activities in the Lisbon Valley and that extensive acreage is required for such a facility. Owners further acknowledge that conflicts might arise between Summo and Petrotech regarding the use of the surface of the Plant Parcel during the Term of the Option and thereafter if the Option is exercised by Summo.


              (iv) Owners accordingly agree to use their best efforts to obtain at their sole expense on or before July 31, 1995 a recordable document executed by Petrotech or its successors and assigns (the "Petro-Tech Sign-off") which either wholly terminates the Petrotech Oil-Gas Lease or which subordinates the rights of Petrotech or its successors and assigns to utilize the surface of the Plant Parcel to the rights of Summo as herein granted as well as the rights of Summo as owner of the Plant Parcel if the Option is exercised. The terms of such subordination must be satisfactory to Summo as evidenced by a written approval executed by Summo. If the Petro-Tech Sign-off approved by Summo is received by Escrow Agent by August 7,


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    1995, promptly upon receipt thereof Escrow Agent shall distribute the
    $20,000 Signing Bonus Balance to Owners. If the Petro-Tech Sign-off is not received by Escrow Agent by August 7, 1995, (i) Escrow Agent shall return the $20,000 Signing Bonus Balance to Summo and (ii) this Agreement/Option shall continue in full force and effect in accordance with its terms and conditions unless terminated by Summo as hereafter provided.

5. UNDIVIDED INTEREST. If the interest claimed by any Owner in any portion of the Properties is less than one hundred percent, the interest claimed by such Owner is set forth in EXHIBIT A. Any representation or warranty of title made by any Owner shall apply only to the interest set forth in EXHIBIT A.

6.       OPTION EXERCISE, TERM OF OPTION AND PAYMENT OF PURCHASE PRICE.

         (a) OPTION EXERCISE. Subject to the provisions of Section 1(a), the Option may be exercised by Summo at any time during the term of the Option by providing written notice of Option exercise to Owners.

         (b) TERM OF OPTION. The Term of the Option shall be for the period commencing with the Effective Date hereof and ending September 30, 1995.

         (c) PAYMENT OF PURCHASE PRICE. Within thirty (30) days after notice of Option exercise is given, Summo shall pay the Purchase Price by check which shall be made payable to and shall be transmitted to the Escrow Agent. The amount of Purchase Price shall be reduced by the amount of any credit to which Summo is entitled under Section 1(a) and 4(c) hereof. The Escrow Instructions will instruct the Escrow Agent how the payment shall be disbursed. Upon making such payment to the Escrow Agent, Summo shall be deemed to have paid the Purchase Price to Owners, their heirs, representatives, successors, and assigns, and thereupon Summo shall be discharged to the extent thereof as if the payment had been made directly to Owners, or to any person, firm or corporation entitled thereto, and Summo shall not be liable for the ultimate distribution or receipt of any payment or payments.

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7.       OPERATIONS.

         (a) SCOPE. During the Term of the Option, Summo shall have free and unrestricted access to the Properties including the surface rights thereof shall have the right and privilege of conducting exploratory investigations and prospecting for mineral deposits on the Properties and the right and privilege of performing survey and other site evaluation work on the Plant Parcel. Such prospecting on the Properties shall include, but not be limited to, soil testing, geophysical surveys, core drilling, shaft sinking, tunnel and mine building and the removal of ore for testing purposes but not removal of ore for sale but subject, nevertheless, to the provisions of Section 1(a). Summo shall also have the right to erect and maintain upon each of the Properties any improvements, structures, or facilities including mines, shafts, tunnels and buildings as may be necessary or convenient for the conduct of its operations.

         (b) STANDARDS OF OPERATIONS. Summo shall conduct all operations on title Properties in a good and workmanlike manner and in accordance with accepted mining practice.

         (c) COMPLIANCE WITH LAW; RECLAMATION. Summo shall endeavor in good faith to comply with applicable provisions of federal, state and local laws and regulations, as required by the operation permits issued to Summo by these agencies under which Summo shall conduct its operations. If this Agreement is terminated or if the Option is not exercised during its Term, Summo shall (i) reclaim only those portions of the Properties disturbed by its operations and in compliance with all applicable govermnental laws, regulations and orders ("Govermnentally Required Condition"), and (ii) Summo shall have the right, without payment of any additional consideration to Owners, to enter upon the Properties subsequent to termination of this Agreement or the expiration of the Term of the Option for purposes of performing such reclamation work. Any such reclamation work shall be pursued to a final and Governmentally Required Condition on a forthwith basis without unnecessary delay upon termination of this Agreement.

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

8. NO IMPLIED COVENANTS. No covenants or conditions relating to the exploration or related operations on or in connection with the Properties or the timing thereof other than those expressly provided in this Agreement, shall be implied. After commencing any exploration or related operations on or in connection with the Properties and so long as this Agreement has not been terminated before the expiration of its Term, Summo may in its sole discretion curtail or cease such operations.


9. PROTECTION FROM LIENS AND DAMAGES. Summo shall keep the Properties free of liens for labor performed or materials or merchandise furnished for use on the Properties under this Agreement, and shall hold Owners harmless from all costs, loss or damage which may result from any work or operations of Summo or its occupancy of the Properties.

10. TAXES. Owners shall pay all taxes levied against the Properties prior to the Effective Date of this Agreement. Summo shall pay or reimburse Owners for all taxes levied against the Properties during the Term of the Option. In the case of taxes for the calendar year in which the Term of the Option commences and for the calendar year in which the Term ends, there shall be an apportionment between the parties, Summo to bear the proportion of taxes upon the Properties applicable to that part of the calendar year included during the Term hereof and Owners to bear the balance of the taxes. Summo shall also pay all taxes levied during the Term of the Option against all buildings, structures, machinery, equipment, personal property, fixtures and improvements placed upon the Properties by Summo, and all taxes levied against Summo as an employer of labor. All taxes shall be paid when due and before delinquent, but Summo shall be under no obligation to pay any tax so long as the tax is being contested in good faith by appropriate legal proceedings and the nonpayment thereof does not adversely affect any right, title or interest of Owners in or to the Properties.


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11.      INSURANCE. Summo shall carry at all times during the term of the
    Option worker's compensation and other insurance required by state laws and mining regulations, or Summo may self-insure as to such matters if it qualifies as a self-insurer under the appropriate laws and regulations. Summo will hold Owners harmless from any and all liability for any claim of loss or damage arising out of the operations of Summo, its agents, representatives, employees and assignees hereunder.

12.      INSPECTION.

         (a) Owners or their authorized representative may enter on the Properties at any reasonable time for the purpose of inspection, but shall enter at their own risk and so as not to hinder unreasonably the operations of Summo. Owners shall indemnify and hold Summo harmless from any damage, claim or demand by reason of injury to or the presence of Owners, their agents or representatives on the Property.

         (b) Owners or their authorized representative may, at any reasonable time, inspect any records pertinent and necessary for substantiating the compliance by Summo with the provisions of this Agreement.

13. DATA. (a) Upon the execution of this Agreement, Owners shall deliver to Summo any and all drill core, all geological, geophysical, engineering data and maps, logs of drill holes, results of assaying and sampling and similar data concerning the Properties (or copies thereof) which are in Owners' possession or control.

         (b) Upon the surrender or other termination of this Agreement (except upon exercise of the Option and full payment of the Purchase Price as provided in Section 1(a) and Section 6(c) hereof), Summo shall, within sixty days after termination, (i) return to Owners all drill core and original data delivered by Owners to Summo which are then in Summo's possession or control, and (ii) make available for inspection by Owners all factual geological and geophysical data and maps (not including interpretive data), logs of drill holes, drill core or cuttings and results of assaying and sampling pertaining to the Properties which Summo has obtained as a

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    result of its exploration work under this Agreement and which are then in
    Summo's possession or control or any assignee of Summo or in the possession or control of any third party equity owner in Summo or an assignee of such third party equity owner. Upon Owners' request made within ninety (90) days after termination of this Agreement, Summo shall at Owners' expense provide Owners with the drill core or cuttings designated by Owners and with copies of any portion of the factual geological and geophysical data and maps (not including interpretive data), logs of drill holes and results of assaying and sampling designated by Owners. Summo makes no representation or warranty as to the accuracy or completeness of any such data or information and shall not be liable on account of any use by Owners or any other person of any such data or information. Summo shall not be liable for the loss or destruction of any drill core or cuttings.

14. CONFIDENTIALITY. During the Term of the Option, all information obtained by Owners or their authorized representatives from Summo or arising out of Summo's activities on the Properties pursuant to this Agreement shall be kept strictly confidential by Owners and shall not be released to any third party except with the prior written consent of Summo.

15.      TERMINATION AND SURRENDER.

         (a) A failure by Summo to pay the Purchase Price within 30 days after exercise of the Option as provided in Section 1(a) and in Section 6(c) hereof shall constitute a termination of this Agreement effective upon the expiration of such 30 day period. Upon the effective date of such termination, all rights of Summo under this Agreement, except as provided in Sections 16 and 17 hereof, shall terminate and all liabilities and obligations of Summo hereunder (including the obligation of paying the purchase price under Section 6(c) hereof) shall likewise thereupon terminate except as provided in Sections 7(c) and 13(b) hereof.

         (b) Summo may also at any time terminate this Agreement and the Option by delivering to Owners or by filing for record in the appropriate office (with a copy

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    to Owners) a good and sufficient Surrender of this Agreement. Upon mailing the Surrender to Owners or to the appropriate office, all rights of Summo under this Agreement shall terminate, except as provided in Sections 16 and 17 hereof, and all liabilities and obligations of Summo under this Agreement shall likewise terminate except as provided in Section 7(c) and 13(b) hereof and except liability for payment of the purchase price under Section 1 hereof if such became due more than 30 days prior to the date of such termination.

16. REMOVAL OF PROPERTY. For a period of six (6) months after the termination of this Agreement Summo shall have the right (but not the obligation except to the extent set forth in Section 7(c) hereof) to remove from the Properties all buildings, structures, machinery, equipment, personal property, fixtures, and improvements owned by Summo or erected or placed on or in the Properties by Summo, except mine timbers in place. Summo may keep one or more watchmen on the Properties during the six-month period.

17. ACCESS. Subject to the provisions of Section 7(c) of this Agreement, for as long as necessary after termination of this Agreement or Summo's failure to exercise the Option during the Term thereof, Summo shall have the right of access to and across the Properties for reclamation purposes.


18. EASEMENTS. If requested by Summo during the term of this Agreement or following the exercise of the Option, Owners shall execute one or more instruments granting to Summo without cost to Summo easements upon, over or through the Properties or upon, over or through other property owned by Owners, for the construction, maintenance, use, and removal of pipe lines, telephone lines, electrical power or transmission lines, roads, railroads, tramways, flumes, ditches, shafts, drifts, tunnels and other facilities necessary or convenient for Summo's operations on the Properties or on other property.


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19.      NOTICES. All notices and other communications to any party shall be in writing and shall be sufficiently given if delivered in person or sent by certified or registered mail, return receipt requested, addressed as hereinafter set forth. Notices given by mail shall be deemed delivered as of the date of mailing. Until a change of address is communicated as indicated above, all notices to Owners shall be addressed:

         Lisbon Land & Livestock Company
         9220 W. Kerry Lane
         Peoria, Arizona 85382

         Warren J. Wood - c/o Lisbon Land & Livestock Company
         Elsie Wood - c/o Lisbon Land & Livestock Company

         Wilbur L. Wood - c/o Lisbon Land & Livestock Company
         Ethel Wood - c/o Lisbon Land & Livestock Company

         Wesley 0. Wood - c/o Lisbon Land & Livestock Company
         Donna Wood - c/o Lisbon Land & Livestock Company

         Wm. H. Wood - c/o Lisbon Land & Livestock Company
         Louise M. Wood - c/o Lisbon Land & Livestock Company

         Willard G. Wood - c/o Lisbon Land & Livestock Company
         Betty Wood - c/o Lisbon Land & Livestock Company

     and all notices to Summo shall be addressed:

         Summo USA Corporation
         1776 Lincoln Street
         Denver, Colorado 80203

         Attn: Gregory A. Hahn

20.       ASSIGNMENT.

          (a) The rights of any party hereunder may be assigned in whole or in part without the consent of the other parties hereto, subject to the following provisions:

          (b) No change or division in the ownership of the Properties or the payment provided for herein, however accomplished, shall enlarge the obligations or diminish the rights or obligations of Summo hereunder. Owners covenant that any

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     change in their ownership shall be accomplished in such a manner that Summo shall be required to make payment and to give notices to but one person, firm or corporation, and upon breach of this covenant, Summo may retain all monies otherwise due to Owners until the breach has been cured. No change or division in ownership shall be binding on Summo until 30 days after Owners have given Summo a certified copy of the recorded instrument evidencing the change or division.

          (c) No assignment by Summo of the whole or an undivided interest in this Agreement or the Option shall relieve Summo of liability for any subsequent breach by the assignee of any of Summo's obligations hereunder. If this Agreement/Option is assigned as to a segregated portion of the Properties, default by the holder hereunder of that portion shall not affect the rights of holders hereunder of any other portion.

          (d) If Owners or any of them receive and propose to accept a bona fide written offer from an unrelated third party to purchase, subject to the terms of this Agreement, and purpose to accept all or any part of Owners' interest in the Properties or in this Agreement, such Owners shall first offer the interest to Summo stating the interest proposed to be sold or otherwise disposed of, the offering price from such third party and the other terms and conditions of sale. Summo may accept the offer on the same terms and conditions as such third party offer by notice to Owners given within 60 days following the date of Owners' offer. If Summo does not accept Owners' offer, Owners may sell or otherwise dispose of the interest offered to Summo at a price and upon terms and conditions equal to or less favorable to the third party than those offered to Summo provided that the sale or other disposition is effectuated within 120 days from the effective date of Owners' offer. Any sale or other disposition shall be subject to the terms of this Agreement, including this subsection (d), all of which shall survive the closing of any such sale in full force and effect. If Owners do not sell or otherwise dispose of the interest offered within such 120 day period, the provisions of this subsection (d) shall apply to any subsequent offer received by Owners.

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21.      NO TRANSFER OR ENCUMBRANCE.  Without Summo's prior written consent, neither Owners nor any Owner during Term of this Agreement/Option shall (a) sell, transfer, assign or convey any interest in the Properties without Summo's prior written consent or otherwise in accordance with the provisions of Section 20(d) hereof; (b) do or fail to do any act or thing which would cause or permit any part of the Properties to be pledged, collateralized or stand as security for any matter whatsoever; (c) enter into any leases or other agreements concerning the Properties or any part thereof except in connection with the Oil and Gas Rights; or (d) enter into any leases, contracts or other agreements concerning the Oil and Gas Rights in contravention of the Surface Rights Priority herein granted to Summo.

22.      FORCE MAJEURE.

          (a) If Summo shall be prevented by Force Majeure from timely performance of any of its obligations hereunder (except the payment of the Purchase Price), the failure of performance shall be excused and the period for performance and the Term of the Option and this Agreement shall be extended for an additional period equal to the duration of the Force Majeure. Upon the occurrence and upon the termination of any Force Majeure, Summo shall promptly notify Owners. Summo shall use reasonable diligence to remedy a Force Majeure but shall not be required against its better judgment to settle any labor dispute or contest the validity of any law or regulation or any action or inaction of civil or military authority.

          (b) "Force Majeure" means any cause beyond Summo's reasonable control, including law or regulation, action or inaction of civil or military authority, inability to obtain any license, permit, or other authorization that may be required to conduct operations on or in connection with the Properties in connection with this Agreement; unusually severe weather, mining casualty, fire, explosion, flood, insurrection, riot, labor dispute, inability after diligent effort to obtain workmen or material, delays in transportation and acts of God; unavailability of a suitable market for the ores, minerals, concentrates or other products from the Properties; and excessive costs of mining, milling, processing or marketing, or insufficient prices available for the ores, minerals, concentrates or other products produced from the Properties which render Summo's operations uneconomic.

23. SHORT FORM. Contemporaneously herewith, Summo and Owners have executed and delivered a Short Form of Agreement. Summo may record the Short Form or this Agreement, or both, as it may elect. The form of such Short Form of Agreement is attached hereto and incorporated herein as EXHIBIT F.

24.       INUREMENT.   All covenants, conditions, limitations and provisions
     herein contained apply to and are binding upon the parties hereto, their heirs, representatives, successors and assigns.

25. MODIFICATION. No modification, variation, or amendment of this Agreement shall be effective unless the modification, variation or amendment is in writing and is signed by Owners and Summo.

26. WAIVER. No waiver of any breach or default under this Agreement shall be effective unless the waiver is in writing and signed by the party against whom the waiver is claimed. No waiver of any breach or default shall be deemed to be a waiver of any other or subsequent breach or default.

27. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties and, except as herein expressly provided, supersedes all previous and contemporaneous agreements, representations, warranties or understandings, written or oral.

28. CONSTRUCTION. The paragraph headings are for convenience only, and shall not be used in the construction of this Agreement.

29. GOVERNING LAW. The formation, interpretation, and performance of this Agreement shall be governed by the law of the state of Colorado.


30. TIME OF ESSENCE. Except as set forth in Section 22, hereof, time is of the essence in the performance of each and every term, condition, and covenant of this Agreement.

31. TIME COMPUTATIONS. In computing the time permitted or required for performance or payment as provided hereunder, the first day shall be excluded and the last day shall be included. If the last day of any such period is a Saturday, Sunday or legal holiday, the period shall extend to include the next day which is not a Saturday, Sunday, or legal holiday. Any performance or payment which must be taken or made under this Agreement must be taken or made prior to 5:00 p.m. (Denver, Colorado time) of the last day of the applicable period provided hereunder for such action, unless another time is expressly specified. All references to time shall be Denver, Colorado time. If a date for performance or payment falls on a holiday or weekend, the time for performance or payment shall be extended to the next business day, and if performance or payment has occurred on such weekend or holiday it shall be deemed to have occurred on the next business day.

32. INVALIDITY. The invalidity of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement.

33. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. If any person named as one of the Owners does not execute this Agreement, it nevertheless shall be binding upon those Owners executing it.

34. ADDITIONAL DOCUMENTS. Owners will provide Summo with such additional documents as may be necessary to carry out the purposes of this Agreement. If conditions change by reason of conveyances, assignments or other matters relating to the title to or description of the Properties, Owners and Summo shall execute amendments of this Agreement, the Short Form of Option Agreement and any other documents which may be necessary to reflect such changed conditions.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                   LISBON LAND & LIVESTOCK
                                   COMPANY, a Colorado general partnership



                                   By:/s/Warren J. Wood
                                      -------------------------------------
                                      Warren J. Wood, general partner


                                   By:/s/Wilbur L. Wood
                                      -------------------------------------
                                      Wilbur L. Wood, general partner


                                   By:/s/Wesley O. Wood
                                      -------------------------------------
                                      Wesley O. Wood, general partner


                                   By:/s/William  H. Wood
                                      -------------------------------------
                                      Wm. H. Wood, general partner


                                   By:/s/Willard G. Wood
                                      -------------------------------------
                                      Willard G. Wood, general partner




/s/Warren J. Wood                     /s/Elsie Wood
-----------------------------         ------------------------------------
Warren J. Wood, Individually          Elsie Wood, Individually

/s/Wilbur L. Wood                     /s/Ethel Wood
-------------------------------       ---------------------------------
Wilbur L. Wood, Individually          Ethel Wood, Individually

/s/Wesley O. Wood                     /s/Donna Wood
-------------------------------       ---------------------------------
Wesley 0. Wood, Individually          Donna Wood, Individually


/s/William H. Wood                    /s/Louise M. Wood
-------------------------------       ---------------------------------
Wm. H. Wood, Individually             Louise M. Wood, Individually


/s/Willard G. Wood                    /s/Betty Wood
-------------------------------       ---------------------------------
Willard G. Wood, Individually         Betty Wood, Individually



                                      SUMMO USA CORPORATI0N, a
                                      Colorado corporation


                                      By:/s/Gregory A. Hahn
                                         -------------------------------
                                         Gregory A. Hahn, Vice President


STATE OF COLORADO        )
                         )ss.
COUNTY OF MESA           )


          On this 26th day of April, 1995 before me the undersigned, a notary public, personally appeared Warren J. Wood, Wilbur L. Wood, Wesley 0. Wood, Wm. H. Wood and Willard G. Wood as all of the general partners of Lisbon Land & Livestock Company, a Colorado general partnership, known to me (or proved to me on the oath of Wesley 0. Wood (to be the persons whose names are subscribed to the within instrument and acknowledged that they each executed the same for and on behalf of said partnership.

My Commission Expires:  2/6/99          [ILLEGIBLE]
                       ---------        --------------------------------
                                        Notary Public

                                    ACKNOWLEDGMENT



STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF SANTA BARBARA  )



     On this 19th day of April, 1995, before me, Belinda Poindexter, a notary public in and for the State of California, personally appeared WILLIARD G. WOOD AND BETTY WOOD, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same in their individual capacities, and that by their signature on the instrument, the persons executed the instrument.

WITNESS my hand and official seal.

                                             [SEAL]
                                             Belinda Poindexter
                                             Comm. #1020189
                                             NOTARY PUBLIC CALIFORNIA
                                             SANTA BARRARA COUNTY
                                             Comm Expires March 17, 1998


Signature /s/ Belinda Poindexter
              ------------------------

STATE OF OREGON     )
                    )ss.
COUNTY OF MARION    )

          On this 18th day of April, 1995 before me the undersigned, a notary public, personally appeared Warren J. Wood and his wife Elsie Wood known to me (or proved to me on the oath of ______________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires: 11-8-96                /s/T. Nichols
                       -----------------      -----------------------
                                                Notary Public

                                                  [OFFICIAL SEAL]
                                                  T. NICHOLS
                                                  NOTARY PUBLIC - OREGON
                                                  COMMISSION NO-019514
                                             MY COMMISSION EXPIRES NOV 08, 1996



STATE OF OREGON     )
                    )ss.
COUNTY OF MARION    )


          On this 18th day of April 1995 before me the undersigned, a notary public, personally appeared Wilbur L. Wood and his wife Ethel Wood known to me (or proved to me on the oath of __________________________ (to be the persons _____________ whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires: 11-8-96                /s/T. Nichols
                       -----------------      -----------------------
                                                Notary Public

                                                  [OFFICIAL SEAL]
                                                  T. NICHOLS
                                                  NOTARY PUBLIC - OREGON
                                                  COMMISSION NO-019514
                                             MY COMMISSION EXPIRES NOV 08, 1996



STATE OF COLORADO  )
                   )ss.
COUNTY OF MESA     )

          On this 14th day of April, 1995 before me the undersigned, a notary public, personally appeared Wesley 0. Wood and his wife Donna Wood known to me (or proved to me on the oath of _______________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires: 2/6/99                /s/ [ILLEGIBLE]
                       --------------------  --------------------------
                                             Notary Public

STATE OF _________  )
                    )ss.
COUNTY OF ________  )



          On this _______ day of ______________________, 19__ before me the undersigned, a notary public, personally appeared Willard G. Wood and his wife Betty Wood known to me (or proved to me on the oath of ___________________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires: ___________________   __________________________
                                             Notary Public


STATE OF ARIZONA    )
                    )ss.
COUNTY OF MARICOPA  )

          On this 21 day of April, 1995 before me the undersigned, a notary public, personally appeared Wm. H. Wood and his wife Louise Wood known to me (or proved to me on the oath of _____________________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires:   [ILLEGIBLE]              /s/Connie L. Sanchez
                         -----------------------  ----------------------
                                                  Notary Public


STATE OF COLORADO             )
                              ) ss.
CITY AND COUNTY OF DENVER     )

          The foregoing instrument was acknowledged before me this 10th day of April, 1995, by Gregory A. Hahn, the Vice President of Summo USA Corporation, a Colorado corporation, on behalf of the corporation.


Commission Expires: Feb. 14, 1997                 James C. Robertson
                   -----------------------        -------------------------
                                                  Notary Public

[OFFICIAL SEAL]
JAMES C. ROBERTSON
NOTARY PUBLIC
STATE OF COLORADO

                                      EXHIBIT A


                                        OWNERS


Name and Address                                       % Interest
-----------------                                      ----------
Lisbon Land & Livestock Company         100%
9220 W. Kerry Lane
Peoria, AZ 85382


Warren J. Wood and Elsie Wood,          Undivided 20% Partnership Interest
husband and wife*

Wilbur L. Wood and Ethel Wood,          Undivided 20% Partnership Interest
husband and wife*

Wesley 0. Wood and Donna Wood,          Undivided 20% Partnership Interest
husband and wife*

Wm H. Wood and Louise M. Wood,          Undivided 20% Partnership Interest
husband and wife*

Willard G. Wood and Betty Wood,         Undivided 20% Partnership Interest
husband and wife*


*All care of: Lisbon Land & Livestock Company at the above address

                                      EXHIBIT B

     The following parcels of real property located in San Juan County, Utah:


Plant Parcel:
-------------

          T 30 S, R 25 E, Sec. 26 - SW/4, W2 SE/4
          T 30 S, R 25 E, Sec. 35 - NE/4 NW/4, NW/4 NE/4

Exploration Parcel:
------------------

          T 31 S, R 26 E, Sec. 6 - SW/4 NW/4, NW/4 SW/4

                                      EXHIBIT C
                              [form of individual deed]

Recorded at the request of __________________ at___________ a.m./p.m. Fee paid ___________________________________Dollars _______________________
Recorder, by ________________________, DEP Book ________________, Page _______
Mail Tax Notice to __________________________________________________________
Address _____________________________________________________________________



                                    WARRANTY DEED

          THIS DEED, made this _________ day of _________________, 1995, by
______________________ and ____________________, husband and wife, whose address is c/o Lisbon Land & Livestock Company, 9220 West Kerry Lane, Peoria, Arizona 85382, collectively the Grantor, and Summo USA Corporation, a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203,
Grantee:

                                 W I T N E S S E T H:

          That the Grantor, for and in consideration of the sum of $48,000, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm unto the Grantee, its successors and assigns forever, an undivided twenty percent (20%) interest in and to all the real properties together, with improvements, if any, situate, lying and being in the County of San Juan, State of Utah, as described on EXHIBIT A attached hereto and incorporated herein (the "Properties").

          TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversions, remainder, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, in and to the Properties, with the hereditaments and appurtances,

          BUT FOREVER RESERVING UNTO GRANTOR the following:

          (a) An undivided twenty percent (20%) interest in and to all rights in and to any oil, gas distillate, other hydrocarbons or sulphur appurtenant to the Properties, which shall remain the property of Grantor; and

          (b) A royalty of one-fifth of one percent (1%) of the Net Returns from all ores, minerals, concentrates or other products mined and removed from the Exploration parcel described on EXHIBIT A hereto and sold or processed by Grantee. For purposes hereof, the phrase "Net Returns" means:


          The amount received by Grantee or its successors and assigns from the purchaser of the ores, minerals, concentrates or other products less the following items to the extent borne by Grantee or its successors and assigns: sales, severance and other similar taxes, purchaser's treatment charges or costs, and charges for and taxes on transportation from the mine to the place of sale;

          TO HAVE AND TO HOLD the Properties above-bargained and described with the appurtenances, unto the Grantee, its successors and assigns forever. And the Grantor, for itself and its successors and assigns, does covenant, grant, bargain and agree to and with the Grantee, its successors and assigns, that at the time of the ensealing and delivery of these presents, Grantor is well seized of its above interest in the Properties above conveyed, has sure, perfect, absolute and indefeasible fee simple title to such interest and has good right, full power and authority to grant, bargain, sell and convey the same in the manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature whatsoever, except liens for real property taxes not yet due and payable.

          THE GRANTOR SHALL AND WILL WARRANT AND FOREVER DEFEND its interest in the Properties in the quiet and peaceable possession of the Grantee, its successors and assigns, against all and every person or persons lawfully claiming the whole or any part thereof.

          IN WITNESS WHEREOF, the Grantor has executed this Deed on the date set forth above.

                                   ____________________________________

                                                  and

                                   ____________________________________

                                   husband and wife



STATE OF __________ )
                    )ss.
COUNTY OF _________ )



          On this ____ day of _________, 1995, before me, the undersigned, a notary public, personally appeared __________________ and ________________, husband and wife known to me or proved to me on the oath of _________________, to be the persons whose names are subscribed to the within instrument and that they each executed the same in their individual capacities.

          WITTNESS my hand and official seal.

          My commission expires:
                                 ---------------------------------


                                 ---------------------------------
                                 Notary Public

                                      EXHIBIT C
                              [FORM OF PARTNERSHIP DEED]
Recorded at the request of ____________________ at________ a.m./p.m. Fee paid _____________________________ Dollars _____________________________
Recorder, by ___________________, DEP Book ____________________, Page _________
Mail Tax Notice to __________________________________________________
Address _____________________________________________________________


                                    WARRANTY DEED

          THIS DEED, made this ______________ day of ________________, 1995, by
Lisbon Land & Livestock Company, a Colorado general partnership, whose legal address is 9220 West Kerry Lane, Peoria, Arizona 85382, Grantor, and Summo USA Corporation, a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203,

Grantee:

                                     WITNESSETH:

          That the Grantor, for and in consideration of the sum of $240,000, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm unto the Grantee, its successors and assigns forever, all the real properties together with improvements, if any, situate, lying and being in the County of San Juan, State of Utah, as described on Exhibit A attached hereto and incorporated herein (the "Properties").

          TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversions, remainder, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, in and to the Properties, with the hereditaments and appurtances,

          BUT FOREVER RESERVING UNTO GRANTOR the following:

          (a) All rights in and to any oil, gas distillate, other hydrocarbons or sulphur appurtenant to the Properties, which shall remain the property of Grantor; and

          (b) A royalty of one percent (1%) of the Net Returns from all ores, minerals, concentrates or other products mined and removed from the Exploration Parcel described on EXHIBIT A hereto and sold or processed by Grantee. For purposes hereof, the phrase "Net Returns" means:

          The amount received by Grantee or its successors and assigns from the purchaser of the ores, minerals, concentrates or other products less the following items to the extent borne by Grantee or its successors and assigns: sales, severance and other similar taxes, purchaser's treatment charges or costs, and charges for and taxes on transportation from the mine to the place of sale;

          TO HAVE AND TO HOLD the Properties above-bargained and described with the appurtenances, unto the Grantee, its successors and assigns forever. And the Grantor, for itself and its successors and assigns, does covenant, grant, bargain and agree to and with the Grantee, its successors and assigns, that at the time of the ensealing and delivery of these presents, Grantor is well seized of the Properties above conveyed, has sure, perfect, absolute and indefeasible fee simple title and has good right, full power and authority to grant, bargain, sell and convey the same in the manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature whatsoever, except liens for real property taxes not yet due and payable.

         THE GRANTOR SHALL AND WILL WARRANT AND FOREVER DEFEND the Properties in the quiet and peaceable posession of the Grantee, its successors and assigns, against all and every person or persons lawfully claiming the whole or any part thereof.

         IN WITNESS WHEREOF, the Grantor has executed this Deed on the date set forth above.

                                   LISBON LAND & LIVESTOCK COMPANY,
                                   a Colorado general partnership, by all of its general partners as follows:



                                   ---------------------------------------------
                                   Warren J. Wood, General Partner


                                   ---------------------------------------------
                                   Wilbur L. Wood, General Partner


                                   ---------------------------------------------
                                   Wesley 0. Wood, General Partner


                                   ---------------------------------------------
                                   William H. Wood, General Partner


                                   ---------------------------------------------
                                   Willard G. Wood, General Partner
STATE OF __________ )
                    )ss.
COUNTY OF _________ )

          On this _____ day of ______________, 1995, before me, the
undersigned, a notary public, personally appeared Warren J. Wood, Wilbur L. Wood, Wesley 0. Wood, William H. Wood and Willard G. Wood, as all of the general partners of Lisbon Land & Livestock Company, a Colorado general partnership, known to me or proved to me on the oath of _____________________ ________________________, to be the persons whose names are subscribed to the within instrument and that they each executed the same for and on behalf of said partnership.

          WITNESS my hand and official seal.

          My commission expires:
                                   ---------------------------------------------



                                        ----------------------------------------
                                        Notary Public

                                      EXHIBIT D
Recorded at the request of ____________________ at _______ a.m./p.m. Fee paid ____________________________ Dollars _______________________
Recorder, by _________________, DEP Book _____________, Page ____________
Mail Tax Notice to ________________________________________________
Address __________________________________________________________________

                                    QUITCLAIM DEED

         THIS DEED, made this _____ day of ___________________, 1995, by Summo
USA Corporation, a Colorado corporation whose address is 1776 Lincoln Street, Denver, Colorado 80203, Grantor, hereby quitclaims to Lisbon Land & Livestock Company, a Colorado general partnership, Grantee, for and in consideration of ten and no/100th's ($10.00) and other good and valuable consideration, those real properties located in San Juan County, State of Utah, as described on Exhibit A attached hereto and incorporated herein (the "Properties").

         RESERVING UNTO GRANTOR:

         (a) For a period of six months from the date hereof to remove from the Properties all buildings, structures, machinery, equipment, personal property, fixtures and improvements owned by Grantor erected or placed on or in the Properties by Grantor, except mine timbers in place.

         (b) The right to perform reclamation work on those portions of the Properties which have been disturbed by prior operations of Grantor.

         (c) Grantor shall have the right of access to and across the Properties for the above purposes.

         IN WITNESS WHEREOF, the Grantor has executed this deed on the date set forth above.


                                       SUMMO USA CORPORATION,
                                       a Colorado corporation

                                       By:
                                          -------------------------------------
                                          Gregory A. Hahn, Vice President
STATE OF COLORADO                     )
                                      )ss.
CITY AND COUNTY OF DENVER             )

         The foregoing instrument was acknowledged before me this ___ day of _______________, 1995, by Gregory A. Hahn, the Vice President of Summo USA Corporation, a Colorado corporation, on behalf of the corporation.


My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

                                      EXHIBIT F

                            SHORT FORM OF OPTION AGREEMENT

    This short Form of Option Agreement is between those persons whose names and addresses are shown on EXHIBIT A attached hereto and made a part hereof (individually an "Owner" and collectively the "Owners") and Summo USA Corporation, a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203 (hereinafter referred to as "Summo").

                                       RECITALS

    Effective _________________, 1995 (the "Effective Date"), the Owners and Summo entered into a Purchase Option Agreement ("Option Agreement") by which Summo has been granted an exclusive option (the "Option") to purchase certain real properties located in San Juan County, Utah (the "Properties") more particularly described on EXHIBIT B attached hereto and made a part hereof. The Option does not include any rights in and to any oil, gas distillate, other hydrocarbons or sulphur appurtenant to the Properties (the "Oil and Gas Rights"), which shall remain the property of Owners. The parties hereby execute this Short Form of Option Agreement (the "Short Form") to summarize for recording purposes certain features of the Option as follows:

         1. TERM AND PAYMENT. The term of the Option is from the Effective Date through September 30, 1995 within which Summo has the right to exercise the Option and then to pay the purchase price for the Properties within thirty days after such exercise of the Option.

         2. OPERATIONS. During the term of the Option, Summo has the right to conduct exploratory investigations, mineral prospecting, soil testing, survey and geological surveys, core drilling, shaft sinking, tunnel and mine buildings, the removal of ore for testing purposes, the right to erect and maintain on the Properties any improvements, structures or facilities including mines and buildings, for example, that may be necessary or convenient to Summo.

         3. EXCLUSIVE POSSESSION. Subject to the rights granted under a certain Oil & Gas Lease dated on or about January 4, 1993 that was recorded in the Recorder's Office of San Juan County, Utah as Entry No. 005355, Summo shall have exclusive possession of and surface rights priority in and to the Properties during the term of the Option.

         4. CONFIDENTIALITY. During the term of the Option all information obtained by Owners or their representatives from Summo or rising out of Summo's activities on the Properties shall be kept strictly confidential by Owners.

         5. TERMINATION. Summo has the right at any time to terminate the Option.

         6. RIGHT OF FIRST REFUSAL. If Owners receive a bona fide written offer from an unrelated third party to purchase all or any part of Owners' interest in the Properties or in the Option, Owners shall first offer the interest to Summo on the same terms and conditions. Summo has 60 days to accept such offer. If Summo does not accept such offer, the Owners may dispose of the interest offered to Summo at a price and upon such terms and conditions equal to or less favorable to the third party than those offered to Summo provided that the sale or other disposition must be effected within 120 days from the date of the offer to Summo. Any sale or other disposition shall be subject to the terms of the Option, including the right of first refusal, all of which shall survive the closing of any such sale in full force and effect. If Owners do not sell or otherwise dispose of the interest offered to Summo within such 120-day period, the right of first refusal continues to apply to any subsequent third party offer or offers received by Owners.

         7. NO TRANSFER OR ENCUMBRANCE. Without Summo's prior written consent, neither the Owners nor any Owner during the term of the Option shall:

              (a) sell, transfer, assign or convey any interest in the Properties without Summo's prior written consent or otherwise in accordance with the right of first refusal provisions contained in the Option;

              (b) do or fail to do any act or thing which would cause or permit any part of the Properties to be pledged, collateralized or stand as security for any matter whatsoever; or

              (c) enter into any leases or other agreements concerning the Properties or any part thereof except in connection with the Oil & Gas Rights. In the event, however, that any leases or other agreements are entered into with respect to the Oil & Gas Interests in the Properties, the surface rights to the Properties or any part thereof granted in connection with any such leases or agreements shall be subordinate in all respects to the Surface Rights Priority granted to Summo under the Option.

              8. SUMMO RIGHTS UPON TERMINATION OR EXPIRATION OF OPTION. Notwithstanding the expiration of the Option or Summo's failure to exercise the Option, Summo shall have the right of access to and across the Properties following the expiration or termination of the Option as follows:

                   (1) for a period of six months thereafter to enable Summo to remove from the Properties all buildings, structures, machinery, equipment, personal property, fixtures and improvements owned by Summo or erected or placed on or in the Properties by Summo except mine timbers in place;

              (2) for as long as is necessary after termination or failure to exercise the Option Summo shall have the right of access to and across the Properties for reclamation purposes.

         9. COUNTERPARTS. This Short Form may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         10. ADDITIONAL TERMS. Additional terms and conditions of the Option are contained in the Option Agreement between the parties. This Short Form of Option Agreement shall not limit, decrease, increase or in any manner affect any of the terms and conditions of the Option or any rights, interests or obligations of the parties thereunder. This Short Form is being recorded for the purpose, INTER ALIA of serving notice of the interests held by Summo in the Properties.

    IN WITNESS WHEREOF, the parties have executed this Short Form of Option
Agreement as of the       day of                1995.
                    -----        --------------

                                       LISBON LAND & LIVESTOCK
                                       COMPANY, a Colorado general partnership

                                       By:
                                          -------------------------------------
                                          Warren J. Wood, general partner


                                       By:
                                          -------------------------------------
                                          Wilbur L Wood, general partner


                                       By:
                                          -------------------------------------
                                          Wesley 0. Wood, general partner

                                       By:
                                          -------------------------------------
                                          Wm. H. Wood, general partner

                                       By:
                                          -------------------------------------
                                          Willard G. Wood, general partner



-----------------------------------         -----------------------------------
Warren J. Wood, Individually                Elsie Wood, Individually


-----------------------------------         -----------------------------------
Wilbur L. Wood, Individually                Ethel Wood, Individually



-----------------------------------         -----------------------------------
Wesley 0. Wood, Individually                Donna Wood, Individually


-----------------------------------         -----------------------------------
Wm. H. Wood, Individually                   Louise M. Wood, Individually


-----------------------------------         -----------------------------------
Willard G. Wood, Individually               Betty Wood, Individually.



                                            SUMMO USA CORPORATION, a
                                            Colorado corporation


                                            By:
                                               --------------------------------
                                               Gregory A. Hahn, Vice President

STATE OF __________ )
                    ) ss.
COUNTY OF _________ )

         On this ___________ day of______________________, 19___ before me the undersigned, a notary public, personally appeared Warren J. Wood, Wilbur L. Wood, Wesley 0. Wood, Wm. H. Wood and Willard G. Wood as all of the general partners of Lisbon Land & Livestock Company, a Colorado general partnership, known to me (or proved to me on the oath of _____________________________) to be the persons whose names are subscribed to the within instrument and acknowledged that they each executed the same for and on behalf of said partnership.

My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public


STATE OF __________ )
                    ) ss.
COUNTY OF _________ )

         On this ________ day of _______________________, 19____ before me the undersigned, a notary public, personally appeared Warren J. Wood and his wife Elsie Wood known to me (or proved to me on the oath of _________________________) to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

STATE OF __________ )
                    ) ss.
COUNTY OF _________ )

         On this ________ day of ___________________, 19___ before me the undersigned, a notary public, personally appeared Wilbur L. Wood and his wife Ethel Wood known to me (or proved to me on the oath of ______________________) to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.

My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

         On this _______ day of __________________, 19___ before me the undersigned, a notary public, personally appeared Wesley 0. Wood and his wife Donna Wood known to me (or proved to me on the oath of ______________________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.


My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

         On this _______ day of __________________,19____ before me the undersigned, a notary public, personally appeared Wm. H. Wood and his wife Louise M. Wood known to me (or proved to. me on the oath of ____________________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.


My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

         On this _______ day of __________________, 19___ before me the undersigned, a notary public, personally appeared Willard G. Wood and his wife Betty Wood known to me (or proved to me on the oath of ______________________ (to be the persons whose names are subscribed to the within instrument, and acknowledged that they each executed the same.


My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

STATE OF ________________ )
                          )ss.
CITY AND COUNTY OF DENVER )

         The foregoing instrument was acknowledged before me this ________ day of ____________________, 19___, by Gregory A. Hahn, the Vice President of Summo USA Corporation, a Colorado corporation, on behalf of the corporation.



My Commission Expires:
                     ------------------     -----------------------------------
                                            Notary Public

                                      EXHIBIT A


                                        OWNERS


Name and Address                                 % Interest
----------------                                 ----------

Lisbon Land & Livestock Company             100%
9220 W. Kerry Lane
Peoria, AZ 85382

Warren J. Wood and Elsie Wood,              Undivided 20% Partnership Interest
husband and wife*

Wilbur L. Wood and Ethel Wood,              Undivided 20% Partnership Interest
husband and wife*

Wesley 0. Wood and Donna Wood,              Undivided 20% Partnership Interest
husband and wife*

Wm. H. Wood and Louise M. Wood,             Undivided 20% Partnership Interest
husband and wife*

Willard G. Wood and Betty Wood,             Undivided 20% Partnership Interest
husband and wife*







*All care of: Lisbon Land & Livestock Company at the above address

                                      EXHIBIT B


       The following parcels of real property located in San Juan County, Utah:


Plant Parcel:
------------

T 30 S, R 25 E, Sec. 26 - SW/4, W2 SE/4
T 30 S, R 25 E, Sec. 35 - NE/4 NW/4, NW/4 NE/4

Exploration Parcel:
------------------

T 31 S, R 26 E, Sec. 6 - SW/4 NW/4, NW/4 SW /4

                                   ESCROW AGREEMENT


         This Escrow Agreement is made and entered into effective as of the 1st day of May, 1995, between those persons whose names and addresses are shown on EXHIBIT A attached hereto and made a part hereof (individually an "Owner" and collectively the "Owners"), Summo USA Corporation, a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203 ("Summo") and CB&S Nominee, Inc., 1800 One Norwest Center Building, 1700 Lincoln Street, Denver, Colorado 80203 ("Escrow Agent").

                                       PREAMBLE

         1. Owners and Summo have entered into a Purchase Option Agreement with an effective date of May 1, 1995 by which the Owners have granted Summo an exclusive option (the "Option") to purchase certain real properties (the "Properties") located in San Juan County, Utah (the "Option Agreement"), a copy of which is attached hereto and incorporated herein as EXHIBIT B. The Properties are described on EXHIBIT C attached hereto and incorporated herein.

         2. The Option Agreement requires the appointment of an Escrow Agent to (a) hold the Deeds executed by the Owners conveying the Properties to Summo; (b) receive certain funds from Summo in payment of the purchase price and disburse same to the Owners; (c) receive certain other funds from Summo and disburse them to Owners or Summo as hereafter provided; (d) receive a Quit Claim Deed from Summo conveying the Properties back to Owners in the event of the non-exercise of the Option or the non-payment of the purchase price by Summo; (e) deliver the Deeds to Summo upon payment of the purchase price; and (f) redeliver the Deeds to the Owners in the event of the non-exercise of the Option or the nonpayment of the purchase price by Summo.

         3. Terms used herein shall have the same meaning as contained in the Option Agreement unless expressly provided to the contrary herein.

         NOW THEREFORE, Owners and Summo hereby nominate, constitute and appoint CB&S Nominee, Inc. as their Escrow Agent for the purposes and on the terms and conditions set forth below and CB&S NOMINEE, INC. accepts such appointment and agrees to so act.

         1. OWNERS' DEPOSITS. The Owners have executed and herewith deposit with Escrow Agent six separate general warranty deeds conveying the Properties to Summo as follows:

                                   (i)   Lisbon Land & Livestock Company
                                         ("LL&L:") conveying 100% of the
                                         Properties;

                                   (ii)  Warren J. Wood and his wife, Elsie
                                         Wood ("Warren & Elsie"), individually
                                         conveying an undivided 20% interest in
                                         the Properties;

                                   (iii) Wilbur L. Wood and his wife Ethel
                                         Wood ("Wilbur & Ethel"), individually
                                         conveying an undivided 20% interest
                                         in the Properties;

                                   (iv)  Wesley O. Wood and his wife Donna
                                         Wood ("Wesley & Donna"), individually
                                         conveying an undivided 20% interest in
                                         the Properties;

                                   (v)   Wm. H. Wood and his wife Louise M.
                                         Wood ("Wm. & Louise"), individually
                                         conveying an undivided 20% interest in
                                         the Properties;

                                   (vi)  Willard G. Wood and his wife Betty
                                         Wood ("Willard & Betty"), individually
                                         conveying an undivided 20% interest in
                                         the Properties;

(hereafter collectively called the "Deeds," copies of which are attached hereto and incorporated herein as EXHIBIT C.)

         2. SUMMO DEPOSITS. Summo herewith deposits with Escrow Agent the following:
            (a) Twenty Thousand Dollar Summo check payable to Escrow Agent (the "Signing Bonus Balance");

            (b) Quit Claim Deed executed by Summo conveying the Properties back to Owners and terminating the Surface Rights Priority previously granted to Summo (the "Quit Claim Deed");

         3. DISTRIBUTION OF SIGNING BONUS BALANCE.
            (a) If the Petro-Tech Sign-off approved in writing by Summo is received by Escrow Agent by August 7, 1995, upon receipt thereof Escrow Agent shall promptly distribute the Signing Bonus Balance to LL&L.

            (b) If the Petro-Tech Sign-off approved in writing by Summo is not received by Escrow Agent by August 7, 1995, Escrow Agent shall (i) so notify Owners and Summo and; (ii) return the Signing Bonus Balance to Summo, in which event this Escrow Agreement shall continue in full force and effect in accordance with its terms and conditions.


         4. RECEIPT AND DISTRIBUTION OF PURCHASE PRICE; DELIVERY OF DEEDS.
            (a) Owners hereby authorize the Escrow Agent to hold the Deeds until such time as Escrow Agent has received a Summo check in the amount of $240,000 pursuant to Section 6(c) of the Option Agreement, but subject to reduction for any credit claimed by Summo under Sections 1(a) and 4(c) of the Option Agreement (the "Purchase Price"), at which time Escrow Agent shall promptly deliver the Deeds to Summo and distribute such funds to LL&L.

            (b) If Escrow Agent shall not have received payment of the Purchase Price from Summo by October 31, 1995, Escrow Agent shall (i) give prompt notice thereof to Summo and the Owners; and (iii) return the Deeds to the Owners.

         5. FEES OF ESCROW AGENT. Escrow Agent's fees for acting hereunder shall be paid by Summo.

         6. INDEMNIFICATION OF ESCROW AGENT. Owners and Summo hereby, jointly and severally, agree to indemnify Escrow Agent from and against any and all claims, causes of action, costs and expenses, including reasonable attorneys' fees and costs, that Escrow Agent may suffer as a result of acting as Escrow Agent hereunder. If Escrow Agent shall receive written instructions from either Summo or Owners which Escrow Agent believes to be in conflict with the obligations of Escrow Agent under the provisions hereof, Escrow Agent shall promptly notify Summo and the Owners of any such apparent conflict ("Conflict Notice"). If such matter is not fully resolved to Escrow Agent's satisfaction by a joint written instruction to Escrow Agent from Summo and Owners within thirty days of Escrow Agent's Conflict Notice, Escrow Agent shall promptly commence an interpleader action in the District Court of the City and County of Denver and deposit with such court all the deposits then held by Escrow Agent hereunder. Summo and Owners also agree that such court shall have jurisdiction and venue for all purposes under this Escrow Agreement. In such event, Escrow Agent shall not take any further action hereunder unless it receives joint written direction so do to from Summo and Owners or until it is so directed by the final order of a court of competent jurisdiction.

         7. STRICT ADHERENCE TO AGREEMENT. Escrow Agent agrees to act in strict accordance with the terms and conditions hereof.

         8. MODIFICATION. This Agreement may not be modified except by written agreement therefor signed by the Owners, Summo and Escrow Agent. Escrow Agent shall have the right to assume that any such document furnished to it which appears to Escrow Agent to have been signed by the other parties hereto was in fact duly signed by such parties and Escrow Agent need not inquire into such matter.


         9. NOTICES. All notices required or permitted hereunder shall be in writing and shall be served by prepaid, registered or certified mail, or by personal delivery, addressed to the parties at the addresses set forth on page 1 for Summo and on EXHIBIT A for Owners or at such other address or addresses as may be furnished to the other parties by a party hereto. Any such notice shall be deemed to be given and effective three days after such notice has been deposited in the United States mail, first class, postage prepaid, addressed as above, or when personally delivered to and received by the specified parties.


         10. OWNERS - SUMMO LITIGATION. In the event of any litigation between Owners and Summo with respect to the construction or enforcement of this Agreement, the prevailing party in any such litigation, including any interpleader action pursuant to Section 4 hereof, shall be entitled to recover reasonable attorneys' fees and costs from the non-prevailing party as a court may determine to be proper under the circumstances.


         11. TERM. This Agreement shall continue until such time as all of the deposits under sections 1 and 2 hereof have been disposed of in accordance with the provisions or any modifications hereof, the joint written direction of Summo and the Owners or the final order of a court of competent jurisdiction.

         12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.


         EXECUTED the day and year first above written.

                                  LISBON LAND & LIVESTOCK
                                  COMPANY, a Colorado general partnership


                                  By: /s/ Warren J. Wood
                                     ------------------------------------
                                     Warren J. Wood, general partner

                                  By: /s/ Wilbur L. Wood
                                     ------------------------------------
                                     Wilbur L. Wood, general partner


                                  By: /s/ Wesley O. Wood
                                     ------------------------------------
                                     Wesley O. Wood, general partner

                                  By: /s/ William H. Wood
                                     ------------------------------------
                                     Wm. H. Wood, general partner


                                  By: /s/ Willard G. Wood
                                     ------------------------------------
                                     Willard G. Wood, general partner

 /s/ Warren J. Wood                   /s/ Elsie Wood
-------------------------------      ----------------------------------
Warren J. Wood, Individually         Elsie Wood, Individually

 /s/ Wilbur L. Wood                   /s/ Ethel Wood
-------------------------------      ----------------------------------
Wilbur L. Wood, Individually         Ethel Wood, Individually

 /s/ Wesley O. Wood                   /s/ Donna Wood
-------------------------------      ----------------------------------
Wesley O. Wood, Individually         Donna Wood, Individually

 /s/ William H. Wood                 /s/ Louise M. Wood
-------------------------------      ----------------------------------
Wm. H. Wood, Individually            Louise M. Wood, Individually

 /s/ Williard G. Wood                 /s/ Betty Wood
-------------------------------      ----------------------------------
Willard G. Wood, Individually        Betty Wood, Individually



                                       SUMMO USA CORPORATION, a
                                       Colorado corporation


                                       By: /s/ Gregory A. Hahn
                                          ---------------------------------
                                          Gregory A. Hahn, Vice President


                                       CB&S NOMINEE, INC., a Colorado
                                       corporation



                                       By: ILLEGIBLE
                                          ---------------------------------

                                      EXHIBIT A


                                        OWNERS


Name and Address                                 % Interest
----------------                                 ----------
Lisbon Land & Livestock Company             100%
9220 W. Kerry Lane
Peoria, AZ 85382


Warren J. Wood and Elsie Wood,              Undivided 20% Partnership Interest
husband and wife*

Wilbur L. Wood and Ethel Wood,              Undivided 20% Partnership Interest
husband and wife*

Wesley 0. Wood and Donna Wood,              Undivided 20% Partnership Interest
husband and wife*

Wm. H. Wood and Louise M. Wood,             Undivided 20% Partnership Interest
husband and wife*

Willard G. Wood and Betty Wood,             Undivided 20% Partnership Interest
husband and wife*










*All care of: Lisbon Land & Livestock Company at the above address

                                      EXHIBIT C


    The following parcels of real property located in San Juan County, Utah:


PLANT PARCEL:

    T 30 S, R 25 E, Sec. 26 - SW/4, W2 SE/4
    T 30 S, R 25 E, Sec. 35 - NE/4 NW/4, NW/4 NE/4

EXPLORATION PARCEL:

    T 31 S, R 26 E, Sec. 6 - SW/4 NW/4, NW/4 SW/4